MERRILL LYNCH TECHNOLOGY FUND, INC.
                         Supplement dated May 25, 1999
                       to Prospectus dated June 30, 1998

     On May 25, 1999, the Board of Directors of Merrill Lynch Technology Fund, Inc. (the "Fund") approved an Amended Agreement and Plan of Reorganization between the Fund and Merrill Lynch Global Technology Fund, Inc. ("Global Technology") pursuant to which Global Technology would acquire substantially all of the Fund's assets and assume substantially all of the Fund's liabilities in exchange for newly issued shares of Global Technology, and thereafter the Fund will deregister as an investment company under the Investment Company Act of 1940, as amended, and dissolve in accordance with the laws of the State of Maryland (the "Reorganization").

     The Reorganization is conditioned upon approval by the Fund's stockholders. A special meeting of the stockholders of the Fund to consider the Reorganization has been called for August 11, 1999. The record date for determining the stockholders entitled to receive notice of and to vote at the special meeting is May 28, 1999. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the third calendar quarter of 1999.

     If the Reorganization takes place, Fund stockholders will receive shares of that class of Global Technology having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees, and sales charges (including contingent deferred sales charges), if any, as the shares of the Fund held by them immediately prior to the Reorganization.

Code # 16089-0698ALL